SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 JUNE 25, 1998




                           ALEXANDER & BALDWIN, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





         HAWAII                    0-565                  99-0032630
     ---------------            ------------           -------------------
     (STATE OR OTHER             (COMMISSION            (I.R.S. EMPLOYER
     JURISDICTION OF            FILE NUMBER)           IDENTIFICATION NO.)
     INCORPORATION)



                       822 BISHOP STREET, P. O. BOX 3440
                            HONOLULU, HAWAII 96801
              ----------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE AND ZIP CODE)



                                 (808) 525-6611
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS
---------------------

      On June 25, 1998, the Board of Directors of Alexander & Baldwin, Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of common stock, without par value (the "Common Stock"), of the Company to shareholders of record at the close of business on December 19, 1998, or on such earlier date (if any) as existing common stock purchase rights may be redeemed in accordance with the Company's shareholder rights plan adopted December 8, 1988. Each Right entitles the registered holder to purchase from the Company one share of Common Stock at a price of $110 per share (the "Exercise Price"), subject to adjustment. The Exercise Price shall be paid in cash. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated as of June 25, 1998 between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

      Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock on the Distribution Date, which is the earlier of (i) the date of the first public announcement that a person (a "20% Stockholder") has become the beneficial owner of 20% or more of the outstanding shares of Common Stock (the "20% Ownership Date"), or (ii) the tenth business day (or such later day as shall be designated by the Board of Directors) following the date of the commencement of, or the announcement of an intention to make, a tender offer or exchange offer, the consummation of which would cause a person to become a 20% Stockholder. Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with, and only with, such Common Stock certificates, (ii) Common Stock certificates issued after the record date for distribution of the Rights will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock outstanding also will constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

      The Rights are not exercisable until the Distribution Date and will expire at the later of the close of business on (i) December 19, 2008, or (ii) the tenth anniversary of the Distribution Date, unless earlier redeemed by the Company as described below.

      As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

      Upon public announcement by the Company or a 20% Stockholder that a person has become a 20% Stockholder, or such earlier date as a majority of the Board of Directors becomes aware of the existence of the 20% Stockholder, each holder of a Right thereafter will have the right to purchase, at the Exercise Price, the number of shares of Common Stock with an aggregate market value equal to two times the Exercise Price. Notwithstanding any of the foregoing, from and after the Distribution Date, all Rights that are or were beneficially owned by a 20% Stockholder will be null and void.

      In the event that, at any time following the 20% Ownership Date, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company is the surviving corporation in a merger or other business combination transaction in which all or part of the Common Stock is changed into or exchanged for stock or assets of another person, or (iii) 50% or more of the Company's assets or earning power is sold or transferred (other than in the ordinary course of business), each holder of a Right (except Rights which previously have been voided as set forth above) thereafter shall have the right, upon payment of the Exercise Price, to buy such number of shares of common stock of the surviving corporation with an aggregate market value equal to two times the Exercise Price of the Right.

      The Exercise Price payable, and the number and kind of securities that may be purchased, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock.

      With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least 1% of the Exercise Price. No fractional shares of Common Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

      At any time until the earliest of (i) the Distribution Date, (ii) the date of the first event of the type giving rise to the right, described above, to purchase shares of common stock of a surviving corporation, or (iii) the date the Rights expire, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right, payable in cash, shares of Common Stock, other securities of the Company, other property, or any combination thereof. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the right to exercise Rights will terminate and the only right thereafter of the holders of Rights will be to receive the $.01 redemption price.

      At any time after the 20% Ownership Date and prior to the first date thereafter upon which a 20% Stockholder becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock, the Company may exchange the Rights in whole, but not in part, for shares of Common Stock (or cash, property, or other securities) having a current value equal to the difference between the Exercise Price and the current market price of the shares that otherwise would be issuable upon exercise of a Right on such date. Immediately upon the action of the Board of Directors ordering exchange of the Rights, the right to exercise Rights will terminate and the only right thereafter of the holders of Rights will be to receive the shares of Common Stock (or cash, property or other securities) for which the Rights are to be exchanged.

      Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable.

      The Rights Agreement may be amended by the Board of Directors of the Company without the approval of any holder of Rights and whether or not such amendment is adverse to any holder of Rights. However, after the earlier of the 20% Ownership Date or the date the Board of Directors authorizes and directs the redemption or exchange of Rights, the Rights Agreement may not be amended in any manner that would materially and adversely affect any holder of Rights (other than a 20% Stockholder).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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      4.  Rights Agreement, dated as of June 25, 1998, between Alexander &
          Baldwin, Inc. and ChaseMellon Shareholder Services, L.L.C., incorporated herein by reference to Alexander & Baldwin, Inc. Form 8-A Registration Statement, dated July 16, 1998.

      99. Press Release issued June 25, 1998.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 16, 1998


                              ALEXANDER & BALDWIN, INC.

                              By /s/ Michael J. Marks
                                 Michael J. Marks
                                 Vice President, General Counsel
                                 and Secretary

                                 EXHIBIT INDEX



4. Rights Agreement, dated as of June 25, 1998, between Alexander & Baldwin, Inc. and ChaseMellon Shareholder Services, L.L.C., incorporated herein by reference to Alexander & Baldwin, Inc. Form 8-A Registration Statement, dated July 16, 1998.

99.  Press Release issued June 25, 1998.